Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Tax at federal statutory rate	$ (27,173)	$ (29,220)	$ (21,142)
State statutory rate (net of federal benefit)	(1,560)	(1,728)	(1,921)
Non-deductible stock compensation	2,334	(19)	619
Change in valuation allowance	24,332	30,571	22,184
Other	2,067	396	260
Income Tax Expense (Benefit)	$ 0	$ 0	$ 0